EXHIBIT 10.2
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2021 by and among Blackbaud, Inc., a Delaware corporation (“Parent”), EverFi, Inc., a Delaware corporation (the “Company”), TPG Eon, L.P., a Delaware limited partnership (together with its Affiliates, the “TPG Investor”), each other shareholder of the Company to which shares of Parent’s Common Stock, par value $0.001 per share(“Parent Common Stock”), are to be issued in the Merger (as defined below) that execute a counterpart signature page to this Agreement (including the TPG Investor, each, a “Shareholder”) and Eon Stockholder Representative, LLC (“Seller Representative”). This Agreement shall become effective at, and is contingent upon, the Closing.
W I T N E S S E T H
WHEREAS, pursuant to that certain Merger Agreement (the “Merger Agreement”) dated as of December 30, 2021 by and among Parent, Project Montessori Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), the Company and Seller Representative, pursuant to which Parent will acquire the Company through a merger of Merger Sub with and into the Company, pursuant to which the Company would be the surviving corporation, all on the terms and conditions set forth in the Merger Agreement (such transactions being referred to herein, collectively, as the “Merger”).
WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, the Company has required that Parent enter into this Agreement.
WHEREAS, in order to induce the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement, Parent is willing to enter into this Agreement.
AGREEMENT
    NOW, THEREFORE, for valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following capitalized terms shall have the respective meanings below:
(a)    “Board” means the Board of Directors of Parent.
(b)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(c)    “Holder” means a Shareholder or a transferee of a Shareholder to whom registration rights granted under this Agreement are assigned pursuant to Section 6 hereof.
(d)    “Insider Trading Policy” means, with respect to any given date, Parent’s insider trading policy as in effect on such date.
(e)    “Minimum Threshold” means $50,000,000.
(f)    “Parent Common Stock Equivalents” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be
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subject), shares of Parent Common Stock (including any note or debt security convertible into or exchangeable for shares of Parent Common Stock).
(g)    “Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus.
(h)    “Registrable Securities” means, for each Holder, (i) the number of shares of Parent Common Stock issuable to such Holder in the Merger at the Closing pursuant to the Merger Agreement and (ii) any Parent Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the stock referenced in clause (i) above, and for all Holders, the sum of the Registrable Securities held by them as a group; provided, however, that shares of Parent Common Stock held by a particular Holder shall cease to be Registrable Securities (x) after a Prospectus or Prospectus supplement (a “Prospectus Supplement”) included in the Registration Statement with respect to the sale of such securities in clause (i) and (ii) above of such Holder shall has been filed under the Securities Act and such securities shall have been disposed of in accordance with the Registration Statement (as defined herein) and with Section 2 hereof, or (y) at such time as such Holder is eligible to sell such securities under Rule 144 of the Securities Act in a single transaction without restricted legends without any limitation as to volume and manner of sale.
(i)    “SEC” means the United States Securities and Exchange Commission.
(j)    “Securities Act” means the Securities Act of 1933, as amended.
(k)    “Valid Business Reason” means (x) the Board has identified (A) a proposal or plan by Parent and/or any of its subsidiaries to engage in any acquisition or disposition of assets or stock, merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction or (B) an event affecting Parent and/or any of its subsidiaries (either (A) or (B), a “Disclosable Event”); (y) upon advice of counsel, the Board determines the sale of Registrable Securities pursuant to the registration statement would require disclosure of the Disclosable Event prior to the time it would otherwise be required or reasonably appropriate to be disclosed; and (z) Parent has a bona fide business purpose for preserving the confidentiality of such Disclosable Event.
2.    Registration of Offers and Sales of Registrable Securities.
(a)    As soon as reasonably practicable but no later than ten (10) Business Days following the Closing (the “Filing Date”), Parent shall file with the SEC a registration statement (the “Registration Statement”) registering the resale of the Registrable Securities by the Holders on a delayed or continuous basis; provided, that any Holder may elect to be excluded from the Registration Statement upon a written notice delivered to Parent prior to the Filing Date; provided further, that in the case of such an election by any Holder, upon subsequent request by such Holder Parent shall promptly file a Prospectus Supplement identifying such Holder and the Registrable Securities proposed to be sold by such Holder under the Registration Statement. Parent shall use its commercially reasonable efforts to (A) file the Registration Statement as an automatic shelf registration on Form S-3ASR (an “ASR”) or (B), if Parent is not eligible to file an ASR at such time, have the Registration Statement declared effective as soon as practicable after the filing thereof and no later than the earlier of (x) the ninetieth (90th) calendar day following the Filing Date if the SEC notifies Parent that it will “review” the Registration Statement and (y) the second (2nd) business day after the date Parent is notified in writing by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review. If Parent is ineligible to use Form S-3 and the

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Registration Statement is filed on Form S-1, Parent shall use commercially reasonable efforts to include on such Registration Statement all Registrable Securities and, as soon as reasonably practicable following each of (a) the effective date of each Registration Statement and (b) the filing date of any (i) annual report on Form 10-K or quarterly report on Form 10-Q, or (ii) any material change report on Form 8-K including information necessary for a reasonable investor to make an investment decision (either (i) or (ii), an “Intervening Report”), Parent shall use commercially reasonable efforts to file with the SEC a Prospectus Supplement to such Form S-1 covering the resale of all Registrable Securities and reflecting or incorporating the information contained in such Intervening Report and take all other actions necessary to effect the registration and sale of the Registrable Securities contemplated hereby.
(b)     Parent’s obligation to include the Registrable Securities of each applicable Holder in any Registration Statement (or any amendment thereto or Prospectus Supplement) shall be expressly conditioned upon Parent’s prior receipt of all information and materials regarding such Holder reasonably requested by Parent at least three (3) Business Days prior to the filing of such Registration Statement (or amendment or Prospectus Supplement), and the taking of all action required to be taken by such Holder under applicable Law in order to permit Parent to comply with all applicable requirements of the Securities Act and the Exchange Act in connection with the registration of the Registrable Securities of such Holder under the Securities Act (for the avoidance of doubt, no failure by any Holder to provide such information hereunder shall negate the Parent’s obligation to file a Registration Statement pursuant to Section 2(a)). The form prospectus included in the Registration Statement shall include a section entitled “Plan of Distribution” in a form reasonably acceptable to the Company and the Holders identified in the Registration Statement.
(c)    Parent shall use its commercially reasonable efforts to: (i) to keep each Registration Statement effective with respect to the Registrable Securities until the earlier to occur of (A) the date on which all Registrable Securities included in the Prospectus Supplement have been sold or (B) the twelve-month anniversary of the Closing; (ii) prepare and file with the SEC such amendments to each Registration Statement and Prospectus Supplements in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities included in such Registration Statement; (iii) furnish to each Holder such number of copies of any Prospectus (including any preliminary Prospectus and any Prospectus Supplement) in conformity with the requirements of the Securities Act as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such Holder thereunder; (iv) register or qualify the Registrable Securities covered by each Registration Statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process); (v) in the event of the issuance of any stop order suspending the effectiveness of any Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, obtain promptly the withdrawal of such order; (vi) list all Registrable Securities included in each Registration Statement on the Nasdaq Global Select Market; (vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities from and after the effective date of the Registration Statement; (viii) cooperate, and cause its counsel and transfer agent to cooperate (including, in the case of counsel, by delivering customary legal opinions), with the Holders to facilitate the removal of any restrictive legends on the Registrable Securities and effectuate subsequent transfers therefore in the manner requested by the Holders; (ix) enter into and perform such customary agreements (including an underwriting agreement in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take

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all such other actions as Seller Representative or the underwriters, if any, reasonably requests in order to expedite any Underwritten Offering (as defined below); and (x) permit Seller Representative and its counsel, any underwriter participating in any Underwritten Offering, and any other attorney retained by Seller Representative or such underwriter, to participate in the preparation of the Registration Statement and any Prospectus or Prospectus Supplement relating to any Underwritten Offering (including, but not limited to, reviewing and commenting thereon).
(d)    Subject to Section 3(a), any Holder or group of Holders proposing to sell Registrable Securities having a market value, in the aggregate, of at least the Minimum Threshold (the “Shelf Underwriting Initiating Holders”) may elect at any time to sell all or any part of its Registrable Securities pursuant to an underwritten offering pursuant to the Registration Statement (an “Underwritten Offering”) by delivering a written request therefor to Parent specifying the number of Registrable Securities to be included in such Underwritten Offering and the intended method of distribution thereof. The Shelf Underwriting Initiating Holders shall make such election by delivering to Parent a written request (a “Shelf Underwriting Request”) specifying the number of Registrable Securities that the such Holders desire to sell pursuant to such Underwritten Offering. As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, Parent shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Holders of record of other Registrable Securities registered on such Registration Statement (“Shelf Registrable Securities”). Parent, subject to Sections 4 and 9, shall include in such Underwritten Offering (x) the Registrable Securities of the Shelf Underwriting Initiating Holders and (y) the Shelf Registrable Securities of any other Holder that shall have made a written request to Parent for inclusion in such Underwritten Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within two (2) Business Days after the receipt of the Shelf Underwriting Notice. Parent shall, as expeditiously as possible (and in any event within five (5) Business Days after the receipt of a Shelf Underwriting Request) use its commercially reasonable efforts to effect such Underwritten Offering. Parent shall, at the request of any Shelf Underwriting Initiating Holder or any other Holder of Shelf Registrable Securities, file any Prospectus Supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement, any required post-effective amendment and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Shelf Underwriting Initiating Holders or any other Holder of Shelf Registrable Securities to effect such Underwritten Offering. Notwithstanding anything to the contrary in this Section 2(d), each Underwritten Offering must include, in the aggregate, Registrable Securities having an aggregate market value of at least the Minimum Threshold (based on the Registrable Securities included in such Shelf Underwriting by all Participating Holders). In connection with any Underwritten Offering (including any Underwritten Block Trade, as defined below), the Shelf Underwriting Initiating Holders shall have the right to designate the lead managing underwriter and each other managing underwriter in connection with any such Underwritten Offering or Underwritten Block Trade; provided, that in any circumstance where the TPG Investor is the Shelf Underwriting Initiating Holder, the TPG Investor shall have the right to designate the lead managing underwriter and each other managing underwriter in connection with such Underwritten Offering. Notwithstanding the foregoing, (A) if the TPG Investor is the Shelf Underwriting Initiating Holder and wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Registration Statement, then notwithstanding the foregoing time periods, the TPG Investor only needs to notify Parent of the Underwritten Block Trade two (2) Business Days prior to the day such offering is to commence and the Holders of record of other Registrable Securities shall not be entitled to notice of such Underwritten Block Trade and shall not be entitled to participate in such Underwritten Block Trade, (B) Parent will not be required to undertake more than one Underwritten Offering at the request of the Holders pursuant to this Agreement, not including Underwritten Block Trades,

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and (C) no Additional Piggyback Rights (as defined below) shall be granted to any other Person with respect to any Underwritten Block Trade.
(e)    In connection with each Underwritten Offering or Underwritten Block Trade and for a reasonable period of time prior to such Underwritten Offering or Underwritten Block Trade, Parent shall make available for inspection by the Seller Representative and its counsel, any underwriter participating in the Underwritten Offering or Underwritten Block Trade, and any attorney, accountant, or other agent retained by the Seller Representative or underwriter, all financial and other records and pertinent corporate documents of Parent that would be customarily provided as part of a “due diligence” review of Parent as part of the underwritten offering, and cause Parent’s officers, directors, employees, and independent accounts to supply all information and participate in any due diligence sessions reasonably requested by Seller Representative and its counsel, any underwriter participating in such Underwritten Offering or Underwritten Block Trade, and any attorney, accountant or other agent retained by Seller Representative or underwriter in connection with such Underwritten Offering or Underwritten Block Trade, provide that recipients of such financial and other records and pertinent corporate documents agree in writing to keep the confidentiality thereof pursuant to a written agreement reasonably acceptable to Parent and the applicable underwriter (which shall contain customary exceptions thereto). Parent shall also obtain and furnish to the underwriters in such Underwritten Offering or Underwritten Block Trade, with copies to Seller Representative if requested, a signed counterpart of (A) a customary cold comfort and bring down letter from Parent’s independent registered public accounting firm in reasonably acceptable form, (B) a legal opinion of counsel to Parent addressed to such underwriters in reasonably acceptable form and covering such matters of the type customarily covered by such letters, (C) a negative assurances letter of counsel to Parent in reasonably acceptable form and covering such matters of the type customarily covered by such letters, (D) customary certificates executed by authorized officers of the Parent as may be requested by Seller Representative or the managing underwriters, and (E) to the extent the managing underwriters advise that the same is reasonably required for the success of the Underwritten Offering, an agreement of such officers of Parent as are requested by the managing underwriter not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144, any Parent Common Stock or Parent Common Stock Equivalents (other than as part of such underwritten public offering) during the time period reasonably requested by such lead managing underwriter, not to exceed the period from two (2) days prior to the pricing date of such offering until forty-five (45) days after the pricing date of such offering or such shorter period as such managing underwriter, Parent, or any executive officer or director of Parent shall agree, and provided, that any such agreement will include customary carve-outs for, among other things, sales pursuant 10b5-1 trading plans, sales to cover any taxes incurred in connection with the vesting of equity compensation awards and a reasonable allowance for “open-window” sales by management to be agreed. Parent shall also (x) cooperate with the managing underwriter participating in such Underwritten Offering or Underwritten Block Trade and underwriters’ counsel in connection with any filings required to be made with FINRA, including using commercially reasonably efforts to obtain FINRA’s pre-clearance and pre-approval of the Registration statement and applicable Prospectus with the SEC, if necessary and (y) if requested by Seller Representative or the managing underwriters participating in such Underwritten Offering or Underwritten Block Trade, promptly include in a Prospectus Supplement or amendment such information as the Seller Representative or such managing underwriters may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus Supplement or amendment as soon as reasonably practicable after parent has received such request.
(f)     In the event of the issuance of threatened issuance of any strop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any security included in the Registration Statement for sale

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in any jurisdiction, Parent shall use its commercially reasonable efforts to promptly (A) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (B) obtain the withdrawal of any such order suspending or preventing the use of any related Prospectus or suspending qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction at the earliest practicable date; provided, that such efforts shall not require Parent to make any disclosure for which Parent has a Valid Business Reason (as defined below) not to make.
(g)    Furthermore, to the extent the managing underwriters advise that the same is reasonably required for the success of the Underwritten Offering, at the request of the managing underwriters of any Underwritten Offering or Underwritten Block Trade, Parent will agree not to effect any public sale or public distribution of its Equity Securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or S-4 under the Securities Act), during the period beginning two (2) days before the date of pricing of the Underwritten Offering or Underwritten Block Trade and ending forty-five (45) days thereafter, or such shorter period as such managing underwriter and Parent shall agree.
3.    Postponement; Suspension of Offers and Sales of Registrable Securities Under Registration Statement.
(a)    Notwithstanding anything to the contrary in Section 2, if Parent has a Valid Business Reason, Parent may postpone filing a Registration Statement or filing a Prospectus Supplement pursuant to Section 2(d) relating to a Shelf Underwriting Request until two (2) Business Days after such Valid Business Reason no longer exists (such period of postponement or withdrawal under this clause, a “Postponement Period”); provided, however, that, except to the extent Parent is prohibit by law, or otherwise requested by a government authority to refrain, from disclosing the Disclosable Event, Parent may not be permitted to have more than two (2) Postponement Periods, not to exceed sixty (60) days in each Postponement Period, during any twelve (12) month period. Parent shall give written notice to the Shelf Underwriting Initiating Holders of its determination to postpone the related Underwritten Offering or Underwritten Block Trade and of the fact that a Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof.
(b)    At any time from and after the effective date of the Registration Statement, Parent may restrict offers and sales or other dispositions of Registrable Securities under the Registration Statement, and a Holder will not be able to offer or sell or otherwise dispose of Registrable Securities thereunder, by delivering a written notice (a “Suspension Notice”) to all Holders of Registrable Securities (such delivery shall be made to such Holder’s address set forth opposite each such Holder’s name on its or his or her signature page hereto) stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary because of a Valid Business Reason; provided, however, that, except to the extent Parent is prohibit by law, or otherwise requested by a government authority to refrain, from disclosing the Disclosable Event, Parent may not suspend offers and sales or other dispositions of Registrable Securities pursuant to this Section 3 more than two (2) times, not to exceed sixty (60) days in each suspension, during any twelve (12) month period. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, Parent shall use its commercially reasonable efforts to amend the Registration Statement and/or amend or supplement the related Prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as possible, and promptly notify all Holders of Registrable Securities in writing when such offers and sales or other dispositions of Registrable Securities under the Registration Statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of the Registration Statement and any Prospectus or

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Prospectus Supplement included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under the Registration Statement or any Prospectus or Prospectus Supplement included therein or forming a part thereof until receipt of a notice from Parent pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that Parent has delivered a Suspension Notice and any non-public information provided by Parent in connection therewith confidential, shall not disclose or reveal the Suspension Notice or any such information to any person or entity and shall not use such information for securities trading or any other purpose.
(c)    From and after the first anniversary of the date hereof, aside from any Underwritten Offering as may be requested by the TPG Investor, the Holders may no longer dispose of Registrable Securities under any Registration filed pursuant to or in connection with this Agreement.
4.    Allocation of Securities included in Underwritten Offering.
(a)    If the lead managing underwriter of any requested Underwritten Offering or Underwritten Block Trade shall advise Parent in good faith that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, Parent or any other Persons exercising contractual registration rights (“Additional Piggyback Rights”) exceeds the largest number of securities (the “Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the majority of Holders, Parent shall include in such underwritten offering:
(i)    first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof; provided, however, that if the number of such Registrable Securities exceeds the Sale Number, the number of such Registrable Securities (not to exceed the Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion; and
(ii)    second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 4 is less than the Sale Number, any securities that Parent proposes to register for its own account, up to the Sale Number; and (iii)
(iii)    third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 4 is less than the Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons other than Holders requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Sale Number.
(b)    If, as a result of the proration provisions set forth in clause (a) of this Section 4, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of such Holder’s execution of the underwriting agreement or such Holder’s execution of the custody

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agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.
5.    Reserved.
6.    Fees and Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC fees, blue sky registration and filing fees, Nasdaq notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses, and all reasonable fees and expenses of Parent’s outside counsel and independent accountants shall be paid by Parent. Parent shall not be responsible for any legal fees for any Holder or any selling expenses of any Holder (including any broker’s fees or commissions).
7.    Indemnification.
(a)    Parent shall indemnify and hold harmless each Holder, and each of its directors, officers and employees and other agents and representatives, and each person controlling such Holder within the meaning of Section 15 of the Securities Act (each, a “Seller Indemnified Party”), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, from and against all losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, the Prospectus forming a part thereof or included therein, the Prospectus Supplement and any amendment or other supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of any rule or regulation promulgated under the Securities Act or state securities laws applicable to Parent in connection with any such registration, qualification or compliance, and shall reimburse each Seller Indemnified Party for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any lawsuit, claim or action relating thereto; provided, however, that Parent shall not be required to indemnify, or otherwise be liable to, any Seller Indemnified Party to the extent that any such loss, damage, liability or expense arises out of, or is based on, (i) any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished by or on behalf of any Seller Indemnified Party to Parent specifically for use therein, or (ii) the failure of any Seller Indemnified Party to comply with its covenants and agreements hereunder.
(b)    If Registrable Securities held by a Holder are included in the securities as to which such registration, qualification or compliance is being effected, such Holder shall indemnify and hold harmless Parent, each of its directors, officers, employees and other agents and representatives, each person controlling Parent within the meaning of Section 15 of the Securities Act, as well as each other Holder, each such Holder’s directors, officers, employees and other agents and representatives, and each person controlling each such other Holders within the meaning of Section 15 of the Securities Act (each a “Parent Indemnified Party”), from and against all losses, damages and liabilities (or actions in respect thereof) arising out of, or based on, any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, the Prospectus forming a part thereof or included therein, the Prospectus Supplement and any amendment or other supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any

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rule or regulation promulgated under the Securities Act or state securities laws applicable to such Holder in connection with any such registration, qualification or compliance, and shall reimburse each Parent Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating or defending any such lawsuit, claim or action relating thereto, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished by such Holder to Parent specifically for use therein; provided, however, that (i) the indemnity contained herein is limited in all respects to statements or omissions made in reliance upon and in conformity with such Holder information, (ii) the total amount to be indemnified by the such Holder pursuant to Section 2 shall be limited to the net proceeds (after deducting underwriting discounts and commissions) received by such Holder in the offering to which the Registration Statement or Prospectus relates, and (ii) such Holder shall not be liable in any case to the extent prior to the filing of the Registration Statement, or any amendment thereof or supplement thereto, Seller Representative or any Holder that has furnished in writing to Parent, information expressly for sue in, and within a reasonable period of time prior to the effectiveness of the Registration Statement, or any amendment or supplement thereto which corrected or made not misleading information previously provided to Parent.
(c)    Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has written notice of any lawsuit, claim or action as to which indemnity may be sought hereunder, and shall permit the Indemnifying Party to assume the defense of any such lawsuit, claim or action (each an “Action”); provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, delayed or conditioned), and the Indemnified Party may participate in such defense at such party’s expense, provided, further, that the Indemnified Party shall have the right to employ separate counsel in any Action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, and provided further, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is materially and adversely impacted by the failure to give such notice. No Indemnifying Party, in the defense of any such lawsuit, claim or action shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such lawsuit, claim or action.
(d)    If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 7(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to

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information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    The obligations of Parent and each Holder under this Section 5 shall survive the completion of any offering and sale or other disposition of Registrable Securities in the Prospectus Supplement filed with the SEC pursuant to this Agreement.
8.    Limitation on Assignment of Registration Rights. The registration rights of a Holder under this Agreement with respect to any Registrable Securities may not be transferred without the consent of Parent, except in the case of a transfer of Registrable Securities by Holders to their affiliates, limited partners or equity holders.
9.    Information by Holder. Any Holder of Registrable Securities to be included in the Registration Statement shall (a) furnish to Parent such information regarding such Holder, the Registrable Securities held by such Holder and the offer and sale or other distribution proposed by such Holder as Parent may request and as shall be required in connection with any registration, qualification or compliance contemplated by this Agreement, and (b) provide any underwriters participating in the distribution of such securities such information as the underwriters may request and execute and deliver any agreements, certificates or other documents as the underwriters may request. At such time as each holder of Registrable Securities no longer holds any Registrable Securities, such holder of Registrable Securities shall promptly notify Parent of such fact.
10.    Reports Under Exchange Act. In furtherance of its obligations under Section 2(c) of this Agreement, from and after the date hereof and continuing until the first anniversary hereof, Parent shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act; provided, however, that Parent’s obligations to take such further action as any Holder may reasonably request, from time to time shall survive the first anniversary hereof, including (i) instructing the transfer agent for the Registrable Securities to remove restrictive legends from any Registrable Securities sold pursuant to Rule 144 (to the extent such removal is permitted under Rule 144 and other applicable law), and (ii) cooperating with the Holder of such Registrable Securities to facilitate the transfer of such securities through the facilities of The Depository Trust Company, in such amounts and credited to such accounts as such Holder may request (or, if applicable, the preparation and delivery of certificates representing such securities, in such denominations and registered in such names as such Holder may request), all to the extent required to enable the Holders to sell Registrable Securities pursuant to Rule 144. Upon request, Parent shall deliver to any Holder a written statement as to whether it has complied with such requirements.
11.    Reserved.
12.    Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be made and given in compliance with the provisions of Section 10.6 of the Merger Agreement and, if to a Holder, to such Holder’s address set forth opposite each such Holder’s name on its or his or her signature page hereto.
13.    Amendments. This Agreement may be amended at any time by execution of an instrument in writing signed by Parent, the TPG Investor (so long as TPG Holder holds at least 25% of the Registrable Securities received by it in the Merger”) and the Holders of at least a majority of the Registrable Securities from time to time outstanding.

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14.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (including its statute of limitations), without giving effect to any choice or conflict of law principles or rules that would cause the application of the Laws of any other jurisdiction.
15.    Exclusive Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in connection with any matter based upon or arising out of this Agreement and the other transactions contemplated by this Agreement or any other matters contemplated herein (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if no federal court in the State of Delaware accepts jurisdiction, any state court within the State of Delaware). Each party agrees not to commence any legal proceedings related hereto except in such Court of Chancery (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, in any federal court within the State of Delaware, or, if no federal court in the State of Delaware accepts jurisdiction, in any state court within the State of Delaware). By execution and delivery of this Agreement, each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes arising under the this Agreement and not as a general submission to such jurisdiction or with respect to any other dispute, matter or claim whatsoever. The parties hereto irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by applicable law. The parties hereto hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, or that it or any of its property is immune from the above-described legal process, (b) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (c) any other defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to any final judgment of any court having jurisdiction.
16.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.
17.    Successors and Assigns. Subject to the provisions of Section 6, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.
18.    Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format, by facsimile or by other agreed format shall be sufficient to bind the parties to the terms and conditions of this Agreement. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BLACKBAUD, INC.

By:	/s/ Michael P. Gianoni
Name:	Michael P. Gianoni
Title:	President and Chief Executive Officer

EVERFI, INC.

By:	/s/ Thomas Davidson
Name:	Thomas Davidson
Title:	Chief Executive Officer

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER REPRESENTATIVE

EON STOCKHOLDER REPRESENTATIVE, LLC

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE TPG INVESTOR

TPG EON, L.P.

By: TPG Eon GP, LLC its general partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

Address:

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Thomas M. Davidson, Jr. and Elissa Davidson, Tenants by the Entirety

By:	/s/ Thomas Davidson
Name:	Thomas Davidson
Title:	CEO

Address:	4720 Dexter St NW
Washington, DC
20007
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Spyglass Hill Partners LLC

By:	/s/ Rick Whealen
Name:	Rick Whealen
Title:	Manager

Address:

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

JS DM Family LLC

By:	/s/ Scott Plank
Name:	Scott Plank
Title:	Mr

Address:	900 e fort ave
Baltimore, Md 21230

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

By:	/s/ Scott Plank
Name:	Scott Plank

Address:	900 e fort ave
Baltimore, Md 21230

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

KC EverFi, LLC
By:	Craft Capital, LLC

By:	/s/ Mark Fiddes
Name:	Mark Fiddes
Title:	Managing member

Address:	1717 S Boulder Ave
Suite 400
Tulsa, OK 74119
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Weston Canlas Davidson 2015 Irrevocable Trust

By:	/s/ Edward Schiff
Name:	Edward Schiff
Title:	Trustee

Address:	Edward F. Schiff
2099 Pennsylvania Ave. NW
Washington, DC 20005
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

John Marshall Davidson 2015 Irrevocable Trust

By:	/s/ Edward Schiff
Name:	Edward Schiff
Title:	Trustee

Address:	Edward F. Schiff
2099 Pennsylvania Ave., NW
Washington, DC 20006
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Wagner Katherine Davidson 2015 Irrevocable Trust

By:	/s/ Edward Schiff
Name:	Edward Schiff
Title:	Trustee

Address:	Edward F. Schiff
2099 Pennsylvania Ave., NW
Washington, DC 20006
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Garrison Marshall Davidson 2015 Irrevocable Trust

By:	/s/ Edward Schiff
Name:	Edward Schiff
Title:	Trustee

Address:	Edward F. Schiff Trustee
2099 Pennsylvania Ave., NW
Washington, DC 20006
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Keeneland Capital

By:	/s/ Wellford Tabor
Name:	Wellford Tabor
Title:	Managing Member

Address:	2820 Selwyn Ave; Suite 550
Charlotte, NC 28209

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Pocovest I, LLC

By:	/s/ Michael Walden
Name:	Michael Walden
Title:	Partner

Address:	707 Westchester Avenue
Suite 401
White Plains, NY 10604
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

EVF Associates I, LLC

By:	/s/ Michael Walden
Name:	Michael Walden
Title:	Partner

Address:	707 Westchester Avenue
Suite 401
White Plains, NY 10604
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Rethink Education, L.P.

By:	/s/ Michael Walden
Name:	Michael Walden
Title:	Partner

Address:	707 Westchester Avenue
Suite 401
White Plains, NY 10604
[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Rethink Impact, LP

By: Rethink Impact GP, LP its general partner

By: Rethink Impact GP, LLC its general partner

By:	/s/ Jenny Abramson
Name:	Jenny Abramson
Title:	Founder & Managing Partner

Address:	Founder & Managing Partner
Rethink Impact

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

WCP Holdings IV, L.P.

By:	/s/ T Miller
Name:	T Miller
Title:	Manager

Address:	400 Park Avenue
New York, NY 10016

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

Jeffrey Weiner

By:	/s/ Jeffrey Weiner

Address:	1259 El Camino Rea #421
Menlo Park, CA 94025

[Signature page to Registration Rights Agreement]